UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 07, 2025

ZimVie Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41242	87-2007795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Riverside Drive
Palm Beach Gardens, Florida		33410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 342-5454

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZIMV	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2025, David King, Non-Executive Chair of the Board of Directors (the “Board”) of ZimVie Inc. (the “Company”) and a member of the Board since 2022, informed the Board that he does not intend to stand for reelection at the Company’s 2025 annual meeting of shareholders to be held on May 7, 2025 (the “2025 Annual Meeting”). Mr. King’s decision not to stand for reelection is not the result of any disagreement with the Company. Mr. King will continue to serve as Non-Executive Chair of the Board and as a member of each of the Board committees on which he currently serves until his current term as a director expires at the 2025 Annual Meeting. The Board has taken action to reduce its size to five members effective upon the expiration of Mr. King’s term as a director.

The Board, upon the recommendation of the Corporate Governance Committee, has appointed Vafa Jamali, the Company’s President, Chief Executive Officer and a director, as the Chairman of the Board, effective as of May 7, 2025. Additionally, the Board has appointed Vinit Asar as the Lead Independent Director of the Board, effective upon the commencement of Mr. Jamali’s service as Chairman.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release related to the matters discussed in this Form 8-K is attached hereto as Exhibit 99.1. The information contained in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated March 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZimVie Inc.

Date:	March 13, 2025	By:	/s/ Heather Kidwell
Name: Heather Kidwell Title: Senior Vice President, Chief Legal, Compliance and Human Resources Officer and Corporate Secretary